UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 5, 2008

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) In conjunction with the relocation of the headquarters of Asbury Automotive Group, Inc. (the “Company”) to Duluth, Georgia, the Company’s management issued a request for proposal to independent registered public accountants with the capability of serving the Company locally in Georgia for the audit of the Company’s annual financial statements for the fiscal year ending December 31, 2009.

On December 5, 2008, the Audit Committee of the Company’s board of directors (the “Audit Committee”) informed Deloitte & Touche LLP (“D&T”), the Company’s current independent registered public accountants, that it had selected Ernst & Young LLP (“E&Y”) to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009, and was therefore terminating the Company’s relationship with D&T as the Company’s independent registered public accountants. D&T will continue as the Company’s independent registered public accountants until the completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2008. Upon completion of the audit services, the Company will file an amendment to this Form 8-K with the specific date of the dismissal of D&T and update the disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K through this date.

Neither of D&T’s reports on the financial statements for each of the fiscal years ended December 31, 2006 and 2007, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T’s report dated February 29, 2008, included an explanatory paragraph related to the adoption of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 effective January 1, 2007.” During the periods covered by such reports and during any subsequent period through December 10, 2008, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the same periods, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided D&T a copy of the foregoing disclosures. Attached to this Form 8-K as Exhibit 16.1 is a copy of D&T’s letter, dated December 10, 2008.

(b) On December 5, 2008, the Audit Committee selected E&Y as the Company’s new independent registered public accountants to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009. The selection of E&Y will be presented to the stockholders for ratification at the Company’s 2009 Annual Meeting of Stockholders. During the fiscal years ended December 31, 2006 and 2007, and during any subsequent period through December 5, 2008, the date of selection of E&Y, neither the Company, nor any person on its behalf, has consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by E&Y to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP, dated December 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: December 11, 2008	By:	/s/ Charles R. Oglesby
	Name:	Charles R. Oglesby
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated December 10, 2008.